UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2022

TIDEWATER INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-6311	72-0487776
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

842 West Sam Houston Parkway North, Suite 400, Houston, Texas 77024
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (713) 470-5300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TDW	New York Stock Exchange
Series A Warrants to purchase shares of common stock	TDW.WS.A	New York Stock Exchange
Series B Warrants to purchase shares of common stock	TDW.WS.B	New York Stock Exchange
Warrants to purchase shares of common stock	TDW.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K (the “Original 8-K”) filed by Tidewater Inc. (the “Company”) with the Securities and Exchange Commission on April 26, 2022, reporting that the Company completed its acquisition of Swire Pacific Offshore Holdings Limited, a limited company organized under the laws of Bermuda (“SPO”) on April 22, 2022. The Company is filing this Amendment solely to amend and supplement the Original 8-K to provide certain financial information required by Item 9.01 of Form 8-K, which is permitted to be filed by amendment no later than 71 days after the due date of the Original 8-K. Except as set forth herein, no other amendments to the Original 8-K are being made by this Amendment.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of SPO for the years ended December 31, 2021 and December 31, 2020, as well as the accompanying notes thereto, are attached as Exhibit 99.1 to this Amendment and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma combined financial information of the Company for the year ended December 31, 2021 giving effect to the acquisition of SPO is attached as Exhibit 99.2 to this Amendment and is incorporated herein by reference.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Audited consolidated financial statements of SPO for the years ended December 31, 2021 and 2020.
99.2	Unaudited pro forma combined financial information for the Company for the year ended December 31, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2022
TIDEWATER INC.
	By:	/s/ Daniel A. Hudson
Daniel A. Hudson
Executive Vice President, General Counsel and Corporate Secretary